EXHIBIT 24


                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Kenneth J. Bialkin
                               ----------------------------

                                   Kenneth J. Bialkin

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Joseph A. Califano, Jr.
                               ---------------------------

                                   Joseph A. Califano, Jr.

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                               /s/ Robert W. Crispin
                               ---------------------------

                                   Robert W. Crispin

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Douglas D. Danforth
                               ---------------------------

                                   Douglas D. Danforth

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Robert F. Daniell
                               ---------------------------

                                   Robert F. Daniell

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Leslie B. Disharoon
                               ---------------------------

                                   Leslie B. Disharoon

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Gerald R. Ford
                               ---------------------------

                                   Gerald R. Ford

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                               /s/ Ann D. Jordan
                               ---------------------------

                                   Ann D. Jordan

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.




                               /s/ Robert I. Lipp
                               ---------------------------

                                   Robert I. Lipp

                         POWER OF ATTORNEY


                             (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Dudley C. Mecum
                               ---------------------------

                                   Dudley C. Mecum

                         POWER OF ATTORNEY


                             (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Andrall E. Pearson
                               ---------------------------

                                   Andrall E. Pearson

                             POWER OF ATTORNEY


                             (Form S-8)


      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Frank J. Tasco
                               ---------------------------

                                   Frank J. Tasco

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Linda J. Wachner
                               ---------------------------

                                   Linda J. Wachner

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.


                               /s/ Joseph R. Wright, Jr.
                               ---------------------------

                                   Joseph R. Wright, Jr.

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Arthur Zankel
                               ---------------------------

                                   Arthur Zankel

                         POWER OF ATTORNEY


                             (Form S-8)



      KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of THE TRAVELERS INC., a Delaware corporation (the "Company"), does hereby constitute and appoint Sanford I. Weill, James Dimon and Charles O. Prince, III, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act of 1,000,000 shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), to be offered by the Company in connection with The Travelers Savings, Investment and Stock Ownership Plan (the "Plan"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-8 in respect of the registration of such shares of Common Stock and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Common Stock under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

      IN WITNESS WHEREOF, the undersigned has signed these presents this 26th day of January, 1994.



                               /s/ Frank G. Zarb
                               ---------------------------

                                   Frank G. Zarb